UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 7, 2005

BANCTEC, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-9859 (Commission File Number)	75-1559633 (I.R.S. Employer Identification No.)

2701 E. Grauwyler Road, Irving, Texas 75061 (Address of Principal Executive Offices) (Zip Code)

(972) 821-4000
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.                                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 7, 2005, Craig D. Crisman resigned his position on the Board of Directors of BancTec Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCTEC, INC.

Date: April 11, 2005	By:	/s/ Coley Clark
	Name:	Coley Clark
	Title:	President & Chief Executive Officer